Exhibit 31.1

                               CERTIFICATION PURSUANT TO
                                18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

           I, D. Scott Kincer, certify that:

           1.  I   have   reviewed   this  annual  report  on  Form  10-KSB  of
           DATASCENSION INC.

           2.Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

           3.Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

           4. I  am  responsible  for  establishing  and  maintaing  disclosure
controls and procedures(as defined in Exchange  Act  Rules   13a-14 and 15d-14)
for the  registrant and have:

           a)designed such disclosure  controls  and  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

           b)evaluated   the   effectiveness  of  the  registrant's  disclosure
controls  and  procedures   as   of  a  date within 90 days prior to the filing
date of this annual report (the "Evaluation Date"); and

           c)presented  in  this  annual  report  our   conclusions  about  the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

           5.  I  have  disclosed, based  on my  most recent evaluation, to the
registrant's auditors and the audit  committee   of  the  registrant's board of
directors (or persons performing the equivalent functions):

           a)all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

            b)any  fraud, whether or not  material,  that  involves  management
or other  employees   who   have   a   significant   role  in  the registrant's
internal controls; and

            6. I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                    Dated: April 2, 2007

                                            /s/ D. Scott Kincer
                                            ----------------------------
                                            David Scott Kincer
                                            President and CEO and
                                            Principal Accounting Officer